UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-07512

BNY Mellon Worldwide Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	10/31
Date of reporting period:	10/31/2021

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon Worldwide Growth Fund, Inc.

ANNUAL REPORT October 31, 2021

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from November 1, 2020, through October 31, 2021, as provided by portfolio manager Fayez Sarofim of Fayez Sarofim & Co., Sub-Investment Adviser.

Market and Fund Performance Overview

For the 12-month period ended October 31, 2021, BNY Mellon Worldwide Growth Fund, Inc.’s Class A shares produced a total return of 38.45%, Class C shares returned 37.40%, Class I shares returned 38.80% and Class Y shares returned 38.87%.1 For the same period, the fund’s benchmark, the MSCI World Index (the “Index”), produced a 40.42% total return.2

Global equities rose during the reporting period in response to strong corporate earnings results and monetary and fiscal stimulus implemented to address the COVID-19 pandemic. The fund underperformed its benchmark, hindered primarily by the net effects of stock selection.

The Fund’s Investment Approach

The fund seeks long-term capital growth consistent with the preservation of capital; current income is a secondary goal. To pursue its goals, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in the common stock of U.S. and foreign companies. The fund focuses on “blue-chip” multinational companies with total market values of more than $5 billion. Blue-chip companies are established companies that are considered “known quantities.” These companies often have a long record of profit growth and dividend payment, as well as a reputation for quality management, products and services. Multinational companies are large, established, globally managed companies that manufacture and distribute their products and services throughout the world.

In choosing stocks, the fund’s portfolio managers first identify economic sectors they believe will expand over the next three to five years or longer. Using fundamental analysis, the fund’s portfolio managers then seek companies within these sectors that have demonstrated sustained patterns of profitability, strong balance sheets, an expanding global presence, plus the potential to achieve predictable, above-average earnings growth. The fund also invests in U.S. dollar-denominated American depositary receipts.

The fund employs a “buy-and-hold” investment strategy, which is an investment strategy characterized by a low portfolio turnover rate that helps to reduce the fund’s trading costs and minimize tax liability by limiting the distribution of capital gains.3

Markets Continue to Recover

The global economy continued on the path of economic recovery during the 12-month period ended October 31, 2021, as reflected by the strong market performance. While the trajectory was positive, political and regulatory developments provided a backdrop of volatility.

In the U.S., newly elected President Joe Biden passed the $1.9 trillion American Rescue Plan and quickly began work on domestic infrastructure and social spending plans, while ramping up vaccination efforts. Monetary policy in the U.S. and around the world remained accommodative amid the uneven recovery. Across Europe, the European Central Bank left its deposit rates unchanged to support the recovery, while Mario Draghi took over as the prime minister of Italy.

As the U.S. and Europe reopened, pent-up demand from consumers helped, and reopened businesses helped the world return to a semblance of normalcy, as evidenced by rising prices at the pump and positive spending and retail sales data. The boost in spending coupled with supply- chain disruptions raised inflation concerns in the U.S., EU and China as inflation rippled across the major economies.

During the quarterly earnings calls, these key themes were echoed by companies reporting better-than-expected earnings results. The consumer drove sales and earnings beats, while companies noted pressure from rising input costs and supply-chain disruptions. Across the Pacific, China continued its regulatory reforms, dubbed “Common Prosperity,” designed to reduce wealth inequality, check corporate monopolistic power and lessen the financial burden on households. Toward the end of the period, companies began to issue warnings about persistent supply-chain bottlenecks that could impact revenue, while also citing higher input prices, which could reduce profit margins and hinder the recovery’s progress.

Stock Selection Hindered Fund Performance

The fund trailed the MSCI World Index in the period due to an overall negative effect from stock selection. Regionally, holdings in France, China, Japan and Canada detracted from results. Within the financials sector, the fund’s holdings in the insurance and capital-market subsectors contributed to a negative stock selection effect, detracting from the overall performance in the period. Further underperformance in the period was attributed to a negative stock selection effect in the communication services sector, driven by the fund’s entertainment and interactive media holdings. Within the consumer discretionary sector, the fund’s holding of Alibaba Group Holding contributed negatively to results for the period as China’s regulatory crackdown weighted on stocks in the region. The top detractors from relative performance include Alibaba Group Holding, London Stock Exchange Group, Nintendo, Tencent Holdings and Mastercard.

Regionally, the fund’s holdings in Denmark, the Netherlands and the U.S. contributed positively to results. A positive stock-selection effect in the technology sector, driven by software and semiconductor holdings, added value to the fund. The fund’s strategic underweight to the utilities sector contributed positively to performance as the sector trailed the broader index. Within the health care sector, the positive impact from stock selection supported performance as holdings in the health care equipment and pharmaceutical subsectors outpaced sector peers. The top contributors to relative performance were ASML Holding, Alphabet, Apple and LVMH.

A Continued Focus on Quality Companies

As we progress on the path of recovery and growth, the fund’s investment approach remains focused on the long term, with an emphasis on companies with resilient cash flows, solid balance sheets and geographically diverse revenue streams. Those characteristics offer protection against uncertainty associated with additional waves of coronavirus infections, while positioning us to benefit from a sustained period of economic recovery and growth.

We continue to monitor important issues including monetary and fiscal policy, inflation and regulatory developments. While the economy is strengthening due to the reopening, there is

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

still friction due to supply-chain issues and shortages in certain areas. Those issues are holding back certain areas of the economy despite the reopening. The fund’s simultaneous focus on quality businesses operating in attractive, growing industries and led by adept management teams position the fund to benefit from a period of sustained economic growth.

November 15, 2021

1 DUE TO RECENT MARKET VOLATILITY, CURRENT PERFORMANCE MAY BE DIFFERENT THAN THE FIGURES SHOWN. Investors should note that the fund’s short-term performance is highly unusual, in part due to unusually favorable market conditions, and is unlikely to be repeated or consistently achieved in the future. Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: Lipper, Inc. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions. The MSCI World Index is a free float-adjusted, market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index.

3 Achieving tax efficiency is not a part of the fund’s investment objective, and there can be no guarantee that the fund will achieve any particular level of taxable distributions in future years. In periods when the manager has to sell significant amounts of securities (e.g., during periods of significant net redemptions or changes in index components), the fund can be expected to be less tax-efficient than during periods of more stable market conditions and asset flows.

Equities are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Investing in foreign denominated and/or domiciled securities involves special risks, including changes in currency exchange rates, political, economic, and social instability, limited company information, differing auditing and legal standards, and less market liquidity. These risks generally are greater with emerging market countries.

A concentration of companies in a narrow sector could cause performance to be more volatile than funds invested in a broader range of industries.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

References to specific securities, asset classes and financial markets are for illustrative purposes only and are not intended to be and should not be interpreted as recommendations.

Recent market risks include pandemic risks related to COVID-19. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $10,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $10,000 investment made in Class A shares, Class C shares, and Class I shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/11 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. with a hypothetical investment of $1,000,000 in the MSCI World Index (the “Index”).

† Source: Lipper Inc.

†† The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

Past performance is not predictive of future performance.

The above graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon Worldwide Growth Fund, Inc. on 10/31/11 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all other applicable fees and expenses of fund’s Class Y shares. The Index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 10/31/2021

	Inception
	Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7/15/93	30.49%	17.82%	12.66%
without sales charge	7/15/93	38.45%	19.22%	13.33%
Class C shares
with applicable redemption charge †	6/21/95	36.40%	18.34%	12.49%
without redemption	6/21/95	37.40%	18.34%	12.49%
Class I shares	3/4/96	38.80%	19.53%	13.63%
Class Y shares	7/1/13	38.87%	19.62%	13.75%	††
MSCI World Index		40.42%	15.45%	12.19%

† The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

†† The total return performance figures presented for Class Y shares of the fund reflect the performance of the fund’s Class A shares for the period prior to 7/1/13 (the inception date for Class Y shares), not reflecting the applicable sales charges for Class A shares.

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Worldwide Growth Fund, Inc. from May 1, 2021 to October 31, 2021. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.98	$9.92	$4.60	$4.23
Ending value (after expenses)	$1,097.80	$1,093.60	$1,099.30	$1,099.60

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended October 31, 2021

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$5.75	$9.55	$4.43	$4.08
Ending value (after expenses)	$1,019.51	$1,015.73	$1,020.82	$1,021.17
†

Expenses are equal to the fund’s annualized expense ratio of 1.13% for Class A, 1.88% for Class C, .87% for Class I and .80% for Class Y, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

October 31, 2021

Description	Shares		Value ($)
Common Stocks - 99.5%
Banks - 2.1%
JPMorgan Chase & Co.	131,025		22,259,837
Commercial & Professional Services - 1.1%
IHS Markit	87,475		11,434,732
Consumer Durables & Apparel - 6.6%
adidas	35,475		11,617,878
Hermes International	7,726		12,240,286
LVMH	56,675		44,367,638
			68,225,802
Consumer Services - 2.8%
Marriott International, Cl. A	71,500	[a]	11,441,430
McDonald's	73,525		18,054,064
			29,495,494
Diversified Financials - 4.8%
BlackRock	31,625		29,836,922
London Stock Exchange Group	87,950		8,545,842
S&P Global	24,475		11,605,066
			49,987,830
Energy - 2.3%
Chevron	144,300		16,520,907
Hess	92,500		7,637,725
			24,158,632
Food, Beverage & Tobacco - 9.4%
Altria Group	179,400		7,913,334
Diageo, ADR	64,525	[b]	12,883,707
Nestle, ADR	196,830		25,946,131
PepsiCo	92,650		14,972,240
Philip Morris International	195,550		18,487,297
The Coca-Cola Company	308,125		17,369,006
			97,571,715
Health Care Equipment & Services - 4.5%
Abbott Laboratories	168,275		21,688,965
Intuitive Surgical	44,925	[a]	16,223,765
UnitedHealth Group	17,975		8,276,948
			46,189,678
Household & Personal Products - 6.0%
L'Oreal, ADR	529,375		48,458,987
The Estee Lauder Companies, Cl. A	27,675		8,975,833
The Procter & Gamble Company	36,800		5,262,032
			62,696,852
Insurance - .8%
AIA Group	716,225		8,086,931

STATEMENT OF INVESTMENTS (continued)

Description	Shares		Value ($)
Common Stocks - 99.5% (continued)
Materials - 2.0%
Air Liquide, ADR	393,140		13,138,739
Air Products & Chemicals	24,100		7,225,421
			20,364,160
Media & Entertainment - 15.1%
Alphabet, Cl. C	18,005	[a]	53,392,207
Comcast, Cl. A	324,410		16,684,406
Meta Platforms	181,800	[a]	58,825,026
Nintendo	24,450		10,768,940
Tencent Holdings	133,825		8,273,225
The Walt Disney Company	54,911	[a]	9,283,803
			157,227,607
Pharmaceuticals Biotechnology & Life Sciences - 5.7%
Johnson & Johnson	43,475		7,081,208
Novo Nordisk, ADR	250,600		27,598,578
Roche Holding, ADR	506,525		24,480,353
			59,160,139
Retailing - 3.8%
Alibaba Group Holding, ADR	41,050	[a]	6,770,787
Amazon.com	9,625	[a]	32,459,639
			39,230,426
Semiconductors & Semiconductor Equipment - 6.7%
ASML Holding	44,150	[b]	35,888,652
Texas Instruments	176,675		33,123,029
			69,011,681
Software & Services - 15.2%
Adobe	16,300	[a]	10,600,868
Intuit	14,000		8,763,860
Mastercard, Cl. A	5,000		1,677,600
Microsoft	316,730		105,034,003
Visa, Cl. A	149,900	[b]	31,744,323
			157,820,654
Technology Hardware & Equipment - 6.8%
Apple	472,450		70,773,010
Transportation - 3.8%
Canadian Pacific Railway	336,375	[b]	26,035,425
Union Pacific	55,975		13,512,365
			39,547,790
Total Common Stocks (cost $291,141,806)			1,033,242,970

Description	1-Day Yield (%)	Shares		Value ($)
Investment Companies - .5%
Registered Investment Companies - .5%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $4,785,153)	0.06	4,785,153	[c]	4,785,153
Total Investments (cost $295,926,959)		100.0%		1,038,028,123
Cash and Receivables (Net)		.0%		313,256
Net Assets		100.0%		1,038,341,379

ADR—American Depository Receipt

a Non-income producing security.

b Security, or portion thereof, on loan. At October 31, 2021, the value of the fund’s securities on loan was $77,035,358 and the value of the collateral was $78,514,434, consisting of U.S. Government & Agency securities. In addition, the value of collateral may include pending sales that are also on loan.

c Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Information Technology	28.7
Consumer Staples	15.4
Communication Services	15.1
Consumer Discretionary	13.2
Health Care	10.2
Financials	7.7
Industrials	4.9
Energy	2.3
Materials	2.0
Investment Companies	.5
100.0

† Based on net assets.

See notes to financial statements.

STATEMENT OF INVESTMENTS IN AFFILIATED ISSUERS

Investment Companies	Value 10/31/20 ($)	Purchases ($)†	Sales ($)	Value 10/31/21 ($)	Net Assets (%)	Dividends/ Distributions ($)
Registered Investment Companies;
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	968,532	72,184,446	(68,367,825)	4,785,153.5		1,379
Investment of Cash Collateral for Securities Loaned:††
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares	1,609,462	4,602,086	(6,211,548)	-	-	-
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares	-	194,451,465	(194,451,465)	-	-	72,432†††
Total	2,577,994	271,237,997	(269,030,838)	4,785,153.5		73,811

† Includes reinvested dividends/distributions.

†† Effective November 9, 2020, cash collateral for securities lending was transferred from Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares to Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares.

††† Represents securities lending income earned from reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2021

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $77,035,358)—Note 1(c):
Unaffiliated issuers	291,141,806	1,033,242,970
Affiliated issuers	4,785,153	4,785,153
Cash		131,425
Cash denominated in foreign currency	31,570	31,469
Receivable for shares of Common Stock subscribed		518,102
Tax reclaim receivable—Note 1(b)		493,262
Dividends and securities lending income receivable		485,752
Prepaid expenses		46,387
		1,039,734,520
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		832,233
Payable for shares of Common Stock redeemed		352,690
Directors’ fees and expenses payable		12,700
Other accrued expenses		195,518
		1,393,141
Net Assets ($)		1,038,341,379
Composition of Net Assets ($):
Paid-in capital		218,267,497
Total distributable earnings (loss)		820,073,882
Net Assets ($)		1,038,341,379

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	725,502,157	16,347,732	257,943,817	38,547,673
Shares Outstanding	9,336,377	249,703	3,293,886	492,797
Net Asset Value Per Share ($)	77.71	65.47	78.31	78.22

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended October 31, 2021

Investment Income ($):
Income:
Cash dividends (net of $771,024 foreign taxes withheld at source):
Unaffiliated issuers	12,633,295
Affiliated issuers	1,379
Income from securities lending—Note 1(c)	72,432
Total Income	12,707,106
Expenses:
Management fee—Note 3(a)	7,138,639
Shareholder servicing costs—Note 3(c)	2,515,768
Distribution fees—Note 3(b)	131,444
Professional fees	117,246
Directors’ fees and expenses—Note 3(d)	90,623
Registration fees	81,596
Custodian fees—Note 3(c)	44,166
Prospectus and shareholders’ reports	44,164
Loan commitment fees—Note 2	30,710
Chief Compliance Officer fees—Note 3(c)	14,062
Interest expense—Note 2	104
Miscellaneous	29,089
Total Expenses	10,237,611
Investment Income—Net	2,469,495
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	77,825,633
Net realized gain (loss) on forward foreign currency exchange contracts	66,237
Net Realized Gain (Loss)	77,891,870
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	216,341,554
Net Realized and Unrealized Gain (Loss) on Investments	294,233,424
Net Increase in Net Assets Resulting from Operations	296,702,919

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended October 31,
	2021	2020
Operations ($):
Investment income—net	2,469,495	4,904,563
Net realized gain (loss) on investments	77,891,870	31,152,004
Net change in unrealized appreciation (depreciation) on investments	216,341,554	77,655,113
Net Increase (Decrease) in Net Assets Resulting from Operations	296,702,919	113,711,680
Distributions ($):
Distributions to shareholders:
Class A	(24,233,126)	(37,146,839)
Class C	(887,321)	(2,734,042)
Class I	(8,513,953)	(11,715,577)
Class Y	(1,322,569)	(1,923,083)
Total Distributions	(34,956,969)	(53,519,541)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	34,145,686	39,156,772
Class C	2,034,756	2,616,700
Class I	61,911,090	55,645,982
Class Y	11,501,438	7,259,125
Distributions reinvested:
Class A	21,095,790	32,764,203
Class C	851,272	1,737,840
Class I	7,616,685	10,434,788
Class Y	1,242,149	1,833,093
Cost of shares redeemed:
Class A	(72,887,717)	(66,658,293)
Class C	(11,000,617)	(22,602,504)
Class I	(54,892,021)	(51,605,590)
Class Y	(12,526,491)	(7,410,376)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(10,907,980)	3,171,740
Total Increase (Decrease) in Net Assets	250,837,970	63,363,879
Net Assets ($):
Beginning of Period	787,503,409	724,139,530
End of Period	1,038,341,379	787,503,409

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended October 31,
	2021	2020
Capital Share Transactions (Shares):
Class Aa,b
Shares sold	498,929	707,910
Shares issued for distributions reinvested	331,388	619,521
Shares redeemed	(1,052,690)	(1,229,617)
Net Increase (Decrease) in Shares Outstanding	(222,373)	97,814
Class Ca,b
Shares sold	34,099	56,404
Shares issued for distributions reinvested	15,912	38,499
Shares redeemed	(192,754)	(475,529)
Net Increase (Decrease) in Shares Outstanding	(142,743)	(380,626)
Class Ia
Shares sold	877,088	1,026,527
Shares issued for distributions reinvested	118,384	195,989
Shares redeemed	(783,474)	(950,405)
Net Increase (Decrease) in Shares Outstanding	211,998	272,111
Class Y
Shares sold	164,969	137,262
Shares issued for distributions reinvested	19,310	34,469
Shares redeemed	(177,613)	(132,909)
Net Increase (Decrease) in Shares Outstanding	6,666	38,822

[a]

During the period ended October 31, 2021, 1,219 Class A shares representing $89,064 were exchanged for 1,210 Class I shares and 805 Class C shares representing $48,195 were exchanged for 674 Class I shares. During the period ended October 31, 2020, 1,437 Class A shares representing $85,719 were exchanged for 1,427 Class I shares.

[b]

During the period ended October 31, 2021, 9,258 Class C shares representing $526,752 were automatically converted to 7,822 Class A shares and during the period ended October 31, 2020, 2,960 Class C shares representing $147,635 were automatically converted to 2,525 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

	Year Ended October 31,
Class A Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	58.39	54.01	52.03	58.28	50.01
Investment Operations:
Investment income—net[a]	.14	.33	.47	.62	.63
Net realized and unrealized gain (loss) on investments	21.73	8.01	7.48	.28	11.50
Total from Investment Operations	21.87	8.34	7.95	.90	12.13
Distributions:
Dividends from investment income—net	(.24)	(.33)	(.50)	(.63)	(.59)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(2.55)	(3.96)	(5.97)	(7.15)	(3.86)
Net asset value, end of period	77.71	58.39	54.01	52.03	58.28
Total Return (%)[b]	38.45	16.24	17.44	1.25	25.88
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.14	1.14	1.14	1.17	1.18
Ratio of net investment income to average net assets	.20	.61	.92	1.14	1.18
Portfolio Turnover Rate	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	725,502	558,157	511,019	406,634	433,075

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class C Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	49.71	46.59	45.68	51.91	44.90
Investment Operations:
Investment income (loss)—net[a]	(.32)	(.04)	.10	.17	.24
Net realized and unrealized gain (loss) on investments	18.39	6.83	6.44	.30	10.24
Total from Investment Operations	18.07	6.79	6.54	.47	10.48
Distributions:
Dividends from investment income—net	-	(.04)	(.16)	(.18)	(.20)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(2.31)	(3.67)	(5.63)	(6.70)	(3.47)
Net asset value, end of period	65.47	49.71	46.59	45.68	51.91
Total Return (%)[b]	37.40	15.36	16.58	.51	24.95
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.89	1.89	1.89	1.90	1.92
Ratio of net investment income (loss) to average net assets	(.55)	(.09)	.22	.35	.51
Portfolio Turnover Rate	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	16,348	19,508	36,014	17,377	44,556

a Based on average shares outstanding.

b Exclusive of sales charge.

See notes to financial statements.

	Year Ended October 31,
Class I Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	58.82	54.38	52.37	58.72	50.46
Investment Operations:
Investment income—net[a]	.32	.48	.60	.77	.77
Net realized and unrealized gain (loss) on investments	21.89	8.06	7.53	.29	11.59
Total from Investment Operations	22.21	8.54	8.13	1.06	12.36
Distributions:
Dividends from investment income—net	(.41)	(.47)	(.65)	(.89)	(.83)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(2.72)	(4.10)	(6.12)	(7.41)	(4.10)
Net asset value, end of period	78.31	58.82	54.38	52.37	58.72
Total Return (%)	38.80	16.55	17.71	1.54	26.21
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.88	.89	.89	.90	.91
Ratio of net investment income to average net assets	.45	.86	1.18	1.40	1.44
Portfolio Turnover Rate	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	257,944	181,276	152,806	126,814	148,024

a Based on average shares outstanding.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

	Year Ended October 31,
Class Y Shares	2021	2020	2019	2018	2017
Per Share Data ($):
Net asset value, beginning of period	58.76	54.33	52.33	58.71	50.49
Investment Operations:
Investment income—net[a]	.38	.52	.62	.82	.85
Net realized and unrealized gain (loss) on investments	21.84	8.05	7.54	.29	11.55
Total from Investment Operations	22.22	8.57	8.16	1.11	12.40
Distributions:
Dividends from investment income—net	(.45)	(.51)	(.69)	(.97)	(.91)
Dividends from net realized gain on investments	(2.31)	(3.63)	(5.47)	(6.52)	(3.27)
Total Distributions	(2.76)	(4.14)	(6.16)	(7.49)	(4.18)
Net asset value, end of period	78.22	58.76	54.33	52.33	58.71
Total Return (%)	38.87	16.63	17.80	1.61	26.32
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.80	.81	.81	.82	.82
Ratio of net investment income to average net assets	.54	.94	1.26	1.50	1.59
Portfolio Turnover Rate	7.06	4.92	4.06	4.52	7.36
Net Assets, end of period ($ x 1,000)	38,548	28,563	24,301	32,507	34,823

a Based on average shares outstanding.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon Worldwide Growth Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open-end management investment company. The fund’s investment objective is to seek long-term capital growth consistent with the preservation of capital. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Fayez Sarofim & Co. (the “Sub-Adviser”), serves as the fund’s sub-investment adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently has authorized four classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized) and Class Y (150 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of the Adviser, and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs, and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

NOTES TO FINANCIAL STATEMENTS (continued)

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in equity securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. For open short positions, asked prices are used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All of the preceding securities are generally categorized within Level 1 of the fair value hierarchy.

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. These securities are generally categorized within Level 2 of the fair value hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the fund’s Board of Directors (the “Board”). Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

NOTES TO FINANCIAL STATEMENTS (continued)

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

The following is a summary of the inputs used as of October 31, 2021 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments In Securities:†
Equity Securities - Common Stocks	1,033,242,970	-	-	1,033,242,970
Investment Companies	4,785,153	-	-	4,785,153

† See Statement of Investments for additional detailed categorizations, if any.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of October 31, 2021, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. The fund received additional collateral subsequent to year end which resulted in the market value of the collateral to be at least 100% of the market value of the securities on loan. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending transaction. Should a borrower fail to return the securities in a timely manner, The Bank of New York Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended October 31, 2021, The Bank of New York Mellon earned $9,689 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Risk: Certain events particular to the industries in which the fund’s investments conduct their operations, as well as general economic, political and public health conditions, may have a significant negative impact on the investee’s operations and profitability. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different

NOTES TO FINANCIAL STATEMENTS (continued)

country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from investment income-net are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended October 31, 2021, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended October 31, 2021, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended October 31, 2021 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At October 31, 2021, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $212,078, undistributed capital gains $77,768,364 and unrealized appreciation $742,093,440.

The tax character of distributions paid to shareholders during the fiscal periods ended October 31, 2021 and October 31, 2020 were as follows: ordinary income $3,796,386 and $4,849,095, and long-term capital gains $31,160,583 and $48,670,446, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by The Bank of New York Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended October 31, 2021 was approximately $8,493 with a related weighted average annualized interest rate of 1.23%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Adviser, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a fee at an annual rate of .2175% of the value of the fund’s average daily net assets which is payable monthly.

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended October 31, 2021, the Distributor retained $11,026 from commissions earned on sales of the fund’s Class A shares and $947 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended October 31, 2021, Class C shares were charged $131,444 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended October 31, 2021, Class A and Class C shares were charged $1,677,989 and $43,815, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with the transfer agent whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset transfer agency fees. For financial reporting purposes, the fund includes net earnings credits, if any, as shareholder servicing costs in the Statement of Operations.

The fund has an arrangement with the custodian whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates BNY Mellon Transfer, Inc., a wholly-owned subsidiary of the Adviser, under a transfer agency agreement for providing transfer agency and cash management services inclusive of earnings credits, if any, for the fund. The majority of transfer agency fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended October 31, 2021, the fund was charged $94,632 for transfer agency services, inclusive of earnings credit, if any. These fees are included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended October 31, 2021, the fund was charged $44,166 pursuant to the custody agreement.

During the period ended October 31, 2021, the fund was charged $14,062 for services performed by the Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fees of $641,729, Distribution Plan fees of $10,181, Shareholder Services Plan fees of $153,195, custodian fees of $6,000, Chief Compliance Officer fees of $4,718 and transfer agency fees of $16,410.

(d) Each Board member also serves as a Board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities forward foreign currency exchange contracts (“forward contracts”), during the period ended October 31, 2021, amounted to $66,134,365 and $110,105,734, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the-counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination.

Each type of derivative instrument that was held by the fund during the period ended October 31, 2021 is discussed below.

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. At October 31, 2021 there were no forward contracts outstanding.

The following summarizes the average market value of derivatives outstanding during the period ended October 31, 2021:

Average Market Value ($)
Forward contracts	983,497

At October 31, 2021, the cost of investments for federal income tax purposes was $295,930,765; accordingly, accumulated net unrealized appreciation on investments was $742,097,358, consisting of $745,560,562 gross unrealized appreciation and $3,463,204 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon Worldwide Growth Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon Worldwide Growth Fund, Inc. (the “Fund”), including the statements of investments and investments in affiliated issuers, as of October 31, 2021, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at October 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2021, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
December 23, 2021

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 100% of the ordinary dividends paid during the fiscal year ended October 31, 2021 as qualifying for the corporate dividends received deduction. Also, certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,796,386 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2022 of the percentage applicable to the preparation of their 2021 income tax returns. The fund also hereby reports $2.3141 per share as a long-term capital gain distribution paid on December 15, 2020.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on August 18, 2021, the Board considered the renewal of the fund’s Management Agreement pursuant to which the Adviser provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Fayez Sarofim & Co. (the “Subadviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Subadviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Subadviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global large-cap growth funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global large-cap growth funds (the “Performance

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

Universe”), all for various periods ended June 30, 2021, and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global large-cap growth funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board discussed with representatives of the Adviser and the Subadviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods (ranking first in the Performance Group in the one-, two- and five-year periods). The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate payable by the fund to the Adviser in light of the nature, extent and quality of the management and sub-advisory services provided by the Adviser and the Subadviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee (lowest in the Expense Group), the fund’s actual management fee was lower than the Expense Group median and higher than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees (1) paid by the one fund advised or administered by the Adviser that is in the same Lipper category as the fund and (2) paid to the Adviser or the Subadviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee.

The Board considered the fee payable to the Subadviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Subadviser and the Adviser. The Board also took into consideration that the Subadviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Subadviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since the Adviser, and not the fund, pays the Subadviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Subadviser’s profitability to be relevant to its deliberations. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Subadviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Subadviser are adequate and appropriate.

• The Board was satisfied with the fund’s performance.

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

• The Board concluded that the fees paid to the Adviser and the Subadviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Subadviser, of the Adviser and the Subadviser and the services provided to the fund by the Adviser and the Subadviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on their consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Effective June 1, 2019, the fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2020 to December 31, 2020, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (78)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-Present)

No. of Portfolios for which Board Member Serves: 98

———————

Francine J. Bovich (70)

Board Member (2012)

Principal Occupation During Past 5 Years:

• The Bradley Trusts, private trust funds, Trustee (2011-Present)

Other Public Company Board Memberships During Past 5 Years:

• Annaly Capital Management, Inc., a real estate investment trust, Director (2014-Present)

No. of Portfolios for which Board Member Serves: 55

———————

Peggy C. Davis (78)

Board Member (1990)

Principal Occupation During Past 5 Years:

• Shad Professor of Law, New York University School of Law (1983-present)

No. of Portfolios for which Board Member Serves: 35

———————

Nathan Leventhal (78)

Board Member (1989)

Principal Occupation During Past 5 Years:

• Lincoln Center for the Performing Arts, President Emeritus (2001-Present)

• Palm Beach Opera, President (2016-Present)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, markets and distributes watches, Director (2003-2020)

No. of Portfolios for which Board Member Serves: 33

———————

Robin A. Melvin (58)

Board Member (2012)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-Present)

• Mentor Illinois, a non-profit organization dedicated to increasing the quality of mentoring services in Illinois, Co-Chair (2014–2020); Board Member, Mentor Illinois (2013-2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-Present)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

No. of Portfolios for which Board Member Serves: 76

———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80. The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street, New York, New York 10286. Additional information about the Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

Clifford L. Alexander, Jr., Emeritus Board Member
Diane Dunst, Emeritus Board Member

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Product, BNY Mellon Investment Management since January 2018; Director of Product Strategy, BNY Mellon Investment Management from January 2016 to December 2017. He is an officer of 57 investment companies (comprised of 107 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 43 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Vice President of the Adviser since September 2020; Director - BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 63 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since July 2021 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser since July 2021, Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; Managing Counsel of BNY Mellon from March 2009 to December 2020, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of BNY Mellon since April 2004.

JAMES BITETTO, Vice President since August 2005 and Secretary since February 2018.

Senior Managing Counsel of BNY Mellon since December 2019; Managing Counsel of BNY Mellon from April 2014 to December 2019; Secretary of the Adviser, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since December 1996.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Counsel of BNY Mellon since August 2018; Senior Regulatory Specialist at BNY Mellon Investment Management Services from February 2016 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 31 years old and has been an employee of the Adviser since August 2018.

SARAH S. KELLEHER, Vice President and Assistant Secretary since April 2014.

Vice President since February 2020 of BNY Mellon ETF Investment Adviser; LLC, Senior Managing Counsel of BNY Mellon since September 2021; Managing Counsel from December 2017 to September 2021; Senior Counsel of BNY Mellon from March 2013 to December 2017. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 46 years old and has been an employee of the Adviser since March 2013.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Counsel of BNY Mellon since June 2019; Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019; Senior Regulatory Specialist at BNY Mellon Investment Management Services from April 2015 to August 2018. She is an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of the Adviser since June 2019.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel from December 2019 to August 2021 of BNY Mellon; Counsel from May 2016 to December 2019 of BNY Mellon; Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 57 investment companies (comprised of 128 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 36 years old and has been an employee of BNY Mellon since May 2016.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager-BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 53 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration, and an officer of 58 investment companies (comprised of 129 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004, Chief Compliance Officer of the Adviser from 2004 until June 2021. He is an officer of 57 investment companies (comprised of 120 portfolios) managed by the Adviser. He is 64 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 50 investment companies (comprised of 121 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 53 years old and has been an employee of the Distributor since 1997.

For More Information

BNY Mellon Worldwide Growth Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Fayez Sarofim & Co.

Two Houston Center

Suite 2907

909 Fannin Street

Houston, TX 77010

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: PGROX Class C: PGRCX Class I: DPWRX Class Y: DPRIX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2021 BNY Mellon Securities Corporation 0070AR1021

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Joseph S. DiMartino, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. DiMartino is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $47,500 in 2020 and $47,500 in 2021.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $9,372 in 2020 and $9,376 in 2021. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2020 and $0 in 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,964 in 2020 and $5,222 in 2021. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $0 in 2020 and $2,740 in 2021.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2020 and $4,351 in 2021. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2020 and $0 in 2021.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,174,149 in 2020 and $2,476,929 in 2021.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Worldwide Growth Fund, Inc.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David DiPetrillo

David DiPetrillo

President (Principal Executive Officer)

Date: December 28, 2021

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: December 27, 2021

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)